UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2009
DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Underwriting Agreement
     On November 18, 2009, Delta Air Lines, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), in connection with the issuance and sale of a total of $688,740,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2009-1 (the “Certificates”).
     The Certificates are being offered pursuant to the Prospectus, dated November 18, 2009, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-163173) (the “Registration Statement”), filed with the Securities and Exchange Commission on November 18, 2009.
     The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.
     Delivery of the Certificates was made under the Underwriting Agreement on November 24, 2009 in two different series (each series of the Certificates, a “Class”), comprised of $568,796,000 of Class A Certificates with an interest rate of 7.75% per annum and $119,944,000 of Class B Certificates with an interest rate of 9.75% per annum. Each class of Certificates was issued by a different pass through trust. The Underwriters purchased the Certificates from the pass through trusts at 100% of the principal amount thereof.
     As described below, the pass through trusts will use the proceeds from the sale of Certificates to acquire equipment notes from the Company. The equipment notes will be secured by 27 Boeing aircraft owned by the Company. Payments on the equipment notes held in each pass through trust will be passed through to the certificateholders of such trust. The Company expects to use the proceeds from the issuance of the equipment notes to refinance 22 aircraft currently supporting its outstanding 2000-1 EETC after the final maturity in November 2010 (the “2000-1 Aircraft”) and to prepay its obligations under financings for 5 aircraft delivered in 2009 (the “2009 Aircraft”). The Company will use any proceeds not used in connection with such prepayment or refinancing to pay fees and expenses related to the offering and for general corporate purposes.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     From time to time in the ordinary course of their respective business, the Underwriters and certain of their affiliates have engaged, and in the future may engage in, investment and commercial banking or other transactions of a financial nature with the Company and its affiliates, including the provision of certain advisory services, making loans to the Company and its affiliates and serving as counterparties to certain fuel hedging arrangements. The Underwriters and their affiliate have received and in the future may receive customary fees and expenses and commissions for these transactions. Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and certain of their affiliates agreed to provide certain financing or effect certain financing transactions for the Company and its affiliates under the Company’s recent offering of $750,000,000 aggregate principal amount of senior secured notes, its entry into a new $500,000,000 revolving credit facility and $250,000,000 term loan facility and the offering of the Certificates. For all of these services, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and their affiliates received customary fees.
Note Purchase Agreement
     On November 24, 2009, the Company, U.S. Bank Trust National Association, as Subordination Agent and Pass Through Trustee under two pass through trusts newly formed by the Company (the “Trustee”), U.S. Bank National

Association, as Escrow Agent under the Escrow Agreements (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $688,740,000 secured by the 2000-1 Aircraft, which were delivered new to the Company in 1999 and 2000, and the 2009 Aircraft, which were delivered new to the Company in 2009 (collectively, the 2000-1 Aircraft and the 2009 Aircraft are referred to as the “Aircraft”). Pursuant to the Note Purchase Agreement, the Trustee will purchase the Equipment Notes by December 31, 2010 with respect to the 2000-1 Aircraft and within 90 days of the date of the execution of the Note Purchase Agreement with respect to the 2009 Aircraft. The Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each such Aircraft to be entered into by the Company and U.S. Bank Trust National Association, as Loan Trustee.
     Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 7.75% per annum, and Series B, bearing interest at the rate of 9.75% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $568,796,000, in the case of Series A, and $119,944,000, in the case of Series B. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of the Certificates.
     Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of November 24, 2009, among U.S. Bank National Association, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, and the Trustee corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with the Bank of New York Mellon, under a Deposit Agreement corresponding to each Class of Certificates.
     The interest on the escrowed funds is payable on June 17, 2010 and interest on the Equipment Notes is payable semiannually on each June 17 and December 17 beginning on June 17, 2010. The principal payments on the Equipment Notes are scheduled on June 17 and December 17 of certain years, beginning on June 17, 2010. The final payments will be due on December 17, 2019, in the case of the Series A Equipment Notes, and December 17, 2016, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
     The foregoing descriptions of the Note Purchase Agreement and the other agreements described above are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith as exhibits and are incorporated herein by reference.
      This Current Report on Form 8-K is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.
Item 2.03 Creation of Direct Financial Obligation.
See Item 1.01

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated as of November 18, 2009, between Delta Air Lines, Inc and the Underwriters

4.2	Trust Supplement No. 2009-1A, to be entered into between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2009-1B, to be entered into between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Form of Pass Through Trust Certificate, Series 2009-1A (included in Exhibit A to Exhibit 4.2)

4.5	Form of Pass Through Trust Certificate, Series 2009-1B (included in Exhibit A to Exhibit 4.3)

4.6	Intercreditor Agreement (2009-1), to be entered into among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2009-1A and Trustee of the Delta Air Lines Pass Through Trust 2009-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.7	Revolving Credit Agreement (2009-1A), to be entered into between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2009-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.8	Revolving Credit Agreement (2009-1B), to be entered into between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2009-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.9	Deposit Agreement (Class A), to be entered into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.10	Deposit Agreement (Class B), to be entered into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.11	Escrow and Paying Agent Agreement (Class A), to be entered into among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2009-1A, and U.S. Bank Trust National Association, as Paying Agent

4.12	Escrow and Paying Agent Agreement (Class B), to be entered into among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2009-1B, and U.S. Bank Trust National Association, as Paying Agent

4.13	Note Purchase Agreement, to be entered into among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.14	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.15	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.16	Form of Series 2009-1 Equipment Notes (included in Exhibit 4.15)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.
	By:	/s/ Hank Halter
Hank Halter
Date: November 24, 2009		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of November 18, 2009, between Delta Air Lines, Inc and the Underwriters

4.2	Trust Supplement No. 2009-1A, to be entered into between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2009-1B, to be entered into between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Form of Pass Through Trust Certificate, Series 2009-1A (included in Exhibit A to Exhibit 4.2)

4.5	Form of Pass Through Trust Certificate, Series 2009-1B (included in Exhibit A to Exhibit 4.3)

4.6	Intercreditor Agreement (2009-1), to be entered into among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2009-1A and Trustee of the Delta Air Lines Pass Through Trust 2009-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.7	Revolving Credit Agreement (2009-1A), to be entered into between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2009-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.8	Revolving Credit Agreement (2009-1B), to be entered into between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2009-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.9	Deposit Agreement (Class A), to be entered into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.10	Deposit Agreement (Class B), to be entered into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.11	Escrow and Paying Agent Agreement (Class A), to be entered into among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2009-1A, and U.S. Bank Trust National Association, as Paying Agent

4.12	Escrow and Paying Agent Agreement (Class B), to be entered into among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2009-1B, and U.S. Bank Trust National Association, as Paying Agent

4.13	Note Purchase Agreement, to be entered into among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

Exhibit
Number	Description

4.14	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.15	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.16	Form of Series 2009-1 Equipment Notes (included in Exhibit 4.15)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.